Exhibit 99.1

Certification of the Chief Executive Officer (Chief Supervising Officer)  of
Employee Benefit Plan Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of the TCF Employees Stock Purchase Plan (the “Plan”) on Form 11-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), William A. Cooper, the Chief Supervising Officer of the Plan’s administration and the Chairman and Chief Executive Officer of TCF Financial Corporation (the “Company”), the plan sponsor of the Plan, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ William A. Cooper

William A. Cooper, Chief Supervising Officer of the TCF Employees Stock Purchase Plan Chairman and Chief Executive Officer of TCF Financial Corporation, the Plan sponsor

This certification accompanies the Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company or the Plan for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.  Additionally, a signed original of this certification required by Section § 906 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.

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Exhibit 99.1

Certification of the Chief Financial Officer (Chief Accounting Officer) of
Employee Benefit Plan Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of the TCF Employees Stock Purchase Plan (the “Plan”) on Form 11-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Neil W. Brown, the Chief Accounting Officer for the Plan and Chief Financial Officer, Executive Vice President and Treasurer of TCF Financial Corporation (the “Company”), the plan sponsor, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Neil W. Brown

Neil W. Brown, Chief Accounting Officer for the TCF Employees Stock Purchase Plan Chief Financial Officer, Executive Vice President and Treasurer of TCF Financial Corporation, the Plan sponsor

This certification accompanies the Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company or the Plan for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.  Additionally, a signed original of this certification required by Section § 906 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.

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